UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2013

Coyote Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52512	20-5874196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1671 SW 105 Lane, Davie, Florida	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 423-1811

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 10, 2013, the Principal Executive, Financial and Accounting Officer (“PEO”) of Coyote Resources, Inc. (the “Registrant”), as authorized by the Registrant’s Board of Directors to take such action, concluded that the Registrant’s previously issued financial statements as of and for the fiscal years ended December 31, 2010 and 2011 and as presented in Forms 10-Q for the quarterly periods ended March 31, 2011, June 30, 2011, September 30, 2011, March 31, 2012, June 30, 2012, and September 30, 2012 should no longer be relied upon because of errors in such financial statements as addressed in applicable standards of the Financial Accounting Standards Board (the “FASB”).

The Registrant’s PEO had previously been informed on April 10, 2013 by their independent accountant that the financial statements for fiscal 2011 and 2010 and applicable quarterly financial statements may not have correctly reported the effects of derivative accounting required for certain of the Registrant’s convertible debt instruments.  The Registrant’s independent accountant further advised the registrant that if adjustments required to correctly present the effects of derivative accounting related to such instruments were material to the applicable annual financial statements and unaudited quarterly financial information, the Registrant should take action, including appropriate disclosure, to prevent future reliance on the Registrant’s former independent accountant’s previously issued audit reports related to the previously issued 2011 and 2010 annual financial statements and on previously issued unaudited quarterly financial information. The Registrant’s PEO believes such adjustments are material to the financial statements for the fiscal years and periods referred above and accordingly the Registrant’s PEO determined to restate the 2010 and 2011 financial statements and the unaudited quarterly financial information presented in the Forms 10-Q for the periods referred above and to present such restated 2010 and 2011 financial statements and unaudited quarterly financial information in amendments to their Annual Report on Form 10-K for the year ended December 31, 2011 and amendments to their Quarterly Reports on Forms 10-Q for the periods ending March 31, 2012, June 30, 2012, and September 30, 2012.

The Registrant has made the contents of this Form 8-K available to the independent auditor and requested it to furnish a letter to the Registrant as to whether the independent accountant agrees with the statements made by the Registrant in response to this Item 4.02 and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 7.1.

Item 9.01 Exhibits.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

7.1	Letter from Malone Bailey

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Coyote Resources, Inc.

Date: April 16, 2013	By:	/s/ Guy Martin
Guy Martin President